                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Nancy A. Michaud, as his or her true and lawful attorney-in-fact and agent, with full power of substitution, to sign and execute on behalf of the undersigned any Registration Statements filed under the Securities Act of 1933 or any amendment or amendments to such Registration Statements relating to shares to be offered for sale, sold, and/or issued under one or more of the following plans: Huffy Corporation 1998 Director Stock Option Plan, Huffy Corporation 1998 Key Employee Stock Plan, Huffy Corporation 1998 Key Employee Non-Qualified Stock Plan, and Huffy Corporation 1998 Restricted Share Plan; and to perform any acts necessary to be done in order to file such Registration Statement with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, and each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or her substitutes, shall do or cause to be done by virtue hereof.

SIGNATURE                                                                                        DATE


   /s/ DON R. GRABER                                                                             April 30, 1998
---------------------------------------------------------                                        --------------
Don R. Graber, Chairman of the Board,
President and Chief Executive Officer, Director
(Principal executive officer)


   /s/ THOMAS A. FREDERICK                                                                       April 30, 1998
---------------------------------------------------------                                        --------------
Thomas A. Frederick, Vice President - Finance,
Chief Financial Officer and Treasurer
(Principal financial officer)


   /s/ TIMOTHY G. HOWARD                                                                         April 30, 1998
---------------------------------------------------------                                        --------------
Timothy G. Howard, Vice President - Controller
(Principal accounting officer)


DIRECTORS:                                                                                       DATE


   /s/ W. ANTHONY HUFFMAN                                                                        April 17, 1998
---------------------------------------------------------                                        --------------
W. Anthony Huffman


   /s/ LINDA B. KEENE                                                                            April 17, 1998
---------------------------------------------------------                                        --------------
Linda B. Keene

DIRECTORS:                                                                                       DATE


  No Signature                                                                                   April 17, 1998
---------------------------------------------------------                                        --------------
Jack D. Michaels


   /s/ DONALD K. MILLER                                                                          April 17,1998
---------------------------------------------------------                                        --------------
Donald K. Miller


   /s/ JAMES F. ROBESON                                                                          April 17, 1998
--------------------------------------------------------                                         --------------
James F. Robeson


    /s/ PATRICK W. ROONEY                                                                        April 17, 1998
-------------------------------------------------------                                          --------------
Patrick W. Rooney


    /s/ GEOFFREY W. SMITH                                                                        April 17, 1998
-------------------------------------------------------                                          --------------
Geoffrey W. Smith


    /s/ THOMAS C. SULLIVAN                                                                       April 17, 1998
-------------------------------------------------------                                          --------------
Thomas C. Sullivan


    /s/ JOSEPH P. VIVIANO                                                                        April 17, 1998
---------------------------------------------------------                                        --------------
Joseph P. Viviano